THE SELECT SECTOR SPDR® TRUST

(the “Trust”)

Supplement dated October 4, 2024 to the Statement of Additional Information (“SAI”)

dated January 31, 2024, as may be supplemented from time to time

Effective immediately, on account of certain changes to the constituent weighting rules for the respective benchmark index of each series of the Trust, the following replaces the “Selection Criteria” discussion within the section entitled “CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE SELECT SECTOR INDICES”:

Each Select Sector Index was developed and is maintained in accordance with the following criteria:

Each of the component stocks in a Select Sector Index (the “Component Stocks”) has been selected from the universe of companies defined by the S&P 500.

The Select Sector Indices include all of the companies represented in the S&P 500.

The Index Compilation Agent assigns each constituent stock of the S&P 500 Index to a Select Sector Index based on GICS. S&P DJI has sole control over the removal of stocks from the S&P 500 and the selection of replacement stocks to be added to the S&P 500.

Each Select Sector Index is weighted, on a quarterly basis, based on the float-adjusted market capitalization of each of the Component Stocks, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Component Stock measured with prices as of the reference date and membership, shares outstanding and investable weight factors as of the rebalancing effective date may not exceed 24% of the total value of its respective Select Sector Index; and (ii) the sum of the constituent stocks with weight greater than 4.8% cannot exceed 50% of the total Index weight.

Rebalancing the Select Sector Indices to meet the asset diversification requirements will be the responsibility of S&P. If on the second Friday of any calendar quarter-end month (a “Quarterly Qualification Date”), a Component Stock (or two or more Component Stocks) approaches the maximum allowable value limits set forth above (the “Asset Diversification Limits”), the percentage that such Component Stock (or Component Stocks) represents in the Select Sector Index will be reduced and the market capitalization-based weighted value of such Component Stock (or Component Stocks) will be redistributed across the Component Stocks that do not closely approach the Asset Diversification Limits in accordance with the following methodology: First, each Component Stock that exceeds 24% of the total value of the Select Sector Index will be reduced to 23% of the total value of the Select Sector Index. Second, if the sum of Component Stocks that each exceed 4.8% of the total value of the Select Sector Index exceeds 50% of the total value of the Select Sector Index, the weight of such Component Stocks will be reduced proportionately so that the sum of such Component Stocks represent 45% of the total value of the Select Sector Index. Third, if any Component Stocks represent less than 4.5% of the total value of the Select Sector Index as a result of the application of the second step described above, the excess weight from the first and second steps described above will first be applied to such Component Stocks so that they each represent 4.5% of the total value of the Select Sector Index. Fourth, if a Component Stock represents between 4.5% and 4.8% of the total value of the Select Sector Index prior to the first three steps, the weight of such Component Stock shall be reduced to 4.5% of the total value of the Select Sector Index. . The remaining excess weight after the application of each step described above will be distributed proportionally across all remaining Component Stocks that individually represent less than 4.5% of the total value of the Select Sector Index, provided that the maximum weight of each such remaining Component Stock cannot exceed 4.5% of the total value of the Select Sector Index.

The rebalancing of the Select Sector Indices, based on the processes described above, occurs at the closing prices of the second Friday of March, June, September and December. Changes will become effective after the market close on the third Friday of March, June, September and December.

Additionally, if, on the second to last business day of March, June, September, or December a company has a weight greater than 24% or the sum of the companies with weights greater than 4.8% exceeds 50%, a secondary reweighting will be triggered with the reweighting effective date being after the close of the last business day of the month. This secondary reweighing will use the Select Sector Index constituent weights as of the second to last business day of March, June, September, or December, utilizing the current additional weight factors and membership, shares outstanding, and investable weight factors as of the reweighting effective date.

Periodically, the Index Compilation Agent will supply S&P with sector designations for a number of stocks deemed likely candidates for replacement selection by the S&P Dow Jones Indices’ 500 Index Committee. If a replacement not on the current list is selected by the S&P Dow Jones Indices’ 500 Index Committee, S&P will ask the Index Compilation Agent to assign the stock to one or more of the 11 sectors promptly. S&P will disseminate information on this assignment and on consequent changes in the Select Sector Index(es).

The Index Compilation Agent at any time may determine that a Component Stock which has been assigned to a Select Sector Index has undergone such a transformation in the composition of its business that it should be removed from that Select Sector Index and assigned to a different Select Sector Index, or that it should remain in the Select Sector Index and be assigned to an additional Select Sector Index. In the event that the Index Compilation Agent notifies S&P that a Component Stock’s Select Sector Index assignment should be changed, S&P will disseminate notice of the change following its standard procedure for announcing index changes and will implement the change in the affected Select Sector Indices on a date no less than one week after the initial dissemination of information on the sector change to the maximum extent practicable. It is not anticipated that Component Stocks will change sectors frequently.

Component Stocks removed from and added to the S&P 500 will be deleted from and added to the appropriate Select Sector Index(es) on the same schedule used by S&P DJI for additions and deletions from the S&P 500 insofar as practicable.

A Component Stock may move from one Select Sector Index to another when a GICS reclassification is made. A Component Stock is deleted from the relevant Select Sector Index and added to the other at the time this reclassification occurs for the S&P 500.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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